EXHIBIT 10.25

                                   CONFIDENTIAL TREATMENT REQUESTED
                   Confidential portions of this Agreement which have been redacted are marked with brackets ("[*]"). The omitted material has been filed separately with the Securities and Exchange Commission.

                                            PURCHASE ORDER                            Purchase Order No. S 2 159689
                                Ohio Edison/Pennsylvania Power Company                Date:  06/11/1998
                                            76 S. Main. St.                           Page:  1
                                            Akron, OH 44308

Vendor:  2 050651                                                     DIRECT ALL COMMUNICATION TO THE ATTENTION OF:
                                                                                BUYER NAME:         DEBORAH A. INKS
                                                                                BUYER PHONE:           330-384-5535
                                                                                FAX NUMBER:            330-384-3879

                                    BILL TO:
VALLEY SYSTEMS, INC.                                                                SEE TEXT OF ORDER FOR
P.O. BOX 603                                                                        BILLING INSTRUCTIONS
11580 LAFAYETTE N.W.
CANAL FULTON, OH 44614                                                          SHIP TO:
                                                                                    OHIO EDISON/PENN POWER
                                                                                    SEE BELOW


THE PURCHASE ORDER NUMBER AND APPLICABLE ITEM I.D. MUST APPEAR ON ALL PACKAGES, INVOICES, SHIPPING MEMOS, BILLS OF LADING AND BOTH PURCHASE ORDER NUMBER AND BUYER'S NAME ON CORRESPONDENCE; OTHERWISE, PAYMENT OF INVOICES MAY BE DELAYED.

FURNISH THE FOLLOWING SUBJECT TO TERMS AND CONDITIONS INCLUDED WITH THIS ORDER. ACKNOWLEDGEMENT IS NOT REQUIRED UNLESS PRICE OR DELIVERY INFORMATION VARIES FROM THIS ORDER.
_______________________________________________________________________________

**FIRST ENERGY PURCHASE ORDER NOTICE**

ATTENTION SUPPLIER:

THIS PURCHASE ORDER IS PART OF A CONSOLIDATED PURCHASE AUTHORIZATION BY THE FIRSTENERGY SUPPLY CHAIN DEPARTMENT INCORPORATIING THE REQUIREMENTS OF OHIO EDISON, PENNSYLVANIA POWER, CLEVELAND ILLUMINATING (OR THE ILLUMINATING COMPANY) AND TOLEDO EDISON OPERATING COMPANIES AS A RESULT OF THE NOVEMBER 1997 MERGER BETWEEN OHIO EDISON AND CENTERIOR ENERGY.

IF YOU DO NO NOT HAVE THE PURCHASE ORDER DOCUMENTS FROM THE RESPECTIVE OPERATING COMPANIES REFERENCED HEREIN, PLEASE CONTACT THE BUYER NAMED ABOVE IMMEDIATELY. IN JANUARY, 1999 WE WILL COMBINE THE INDIVIDUAL PURCHASE ORDERS INTO ONE PURCHASE ORDER USING A NEW COMPUTER SYSTEM.

ANY QUESTIONS YOU MAY HAVE SHOULD BE ADDRESSED TO THE BUYER'S ATTENTION. (SEE NAME AND PHONE NUMBER ABOVE).

YOUR COOPERATION DURING THIS TRANSITION IS GREATLY APPRECIATED.

*OHIO EDISON COMPANY ACTING ON ITS OWN BEHALF AND AS AN AGENT FOR THE PENNSYLVANIA POWER COMPANY, OPERATING AGENT FOR THE CAPCO COMPANIES (OHIO (CONTINUED NEXT COLUMN)

EDISON COMPANY, PENNSYLVANIA POWER COMPANY, DUQUESNE LIGHT COMPANY, TOLEDO EDISON COMPANY AND CLEVELAND ELECTRIC ILLUMINATING COMPANY), AND AS OPERATING AGENT FOR THE SAMMIS COMPANIES (OHIO EDISON COMPANY, PENNSYLVANIA POWER COMPANY AND DUQUESNE LIGHT COMPANY): (OWNER)

*FOR OHIO SITES, THE AGREEMENT AND PURCHASE SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF OHIO, AND ONLY THE COURTS OF OHIO, OR FEDERAL COURTS IN OHIO, SHALL HAVE JURISDICTION HEREOF.

*FOR PENNSYLVANIA SITES, THE AGREEMENT AND PURCHASE SHALL BE AND IS DEEMED TO BE, ONE MADE UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA ONLY AND SHALL BE CONSTRUED AND GIVEN EFFECT IN ACCORDANCE WITH THE LAWS OF PENNSYLVANIA AND NOT OTHERWISE.

THE OHIO EDISON/PENNSYLVANIA POWER COMPANY SUBSTANCE ABUSE TESTING PROGRAM, COPY ATTACHED, SHALL APPLY FOR ANY SERVICES PROVIDED UNDER THIS PURCHASE ORDER.
                                 TERMINATION
                             ____________________

CONTINUED ON NEXT PAGE
FOB        TERMS               SHIP VIA     SIGNED AS STATED BELOW

JOB SITE   0.000% NET 30 D     BEST WAY     BY:_________________________________
                                               MANAGER, PURCHASING AND MATERIALS
                                               MANAGEMENT DEPT.
SHIPMENT QUOTED


* THIS AGREEMENT MAY BE TERMINATED BY OHIO EDISON COMPANY,   IN DUPLICATE AND ADDRESSED TO OHIO EDISON COMPANY AND
FOR CAUSE IMMEDIATELY UPON WRITTEN NOTICE TO THE             MAILED TO THE LOCATION THAT WORK WAS PERFORMED.
CONTRACTOR.                                                  INVOICES ARE TO CONTAIN THE DATE THE WORK WAS
                                                             PERFORMED, JOB NAME, NAME OF REQUESTOR, AND PURCHASE
* EXCEPT AS MAY BE PROVIDED OTHERWISE ELSEWHERE HEREIN AND   ORDER NUMBER: S2159689.
IN THE ABSENCE OF A BREACH BY THE CONTRACTOR, OHIO EDISON
COMPANY MAY POSTPONE, SUSPEND OR CANCEL WORK BY THE          W.H. SAMMIS PLANT
CONTRACTOR AND AT OHIO EDISON COMPANY'S DISCRETION,          OHIO EDISON COMPANY
TERMINATE THE AGREEMENT WITHOUT CAUSE WITH THIRTY (30)       P.O. BOX 176, ROUTE 7
DAYS PRIOR NOTICE BEING GIVEN.                               STRATTON, OHIO 43961

* OBLIGATIONS OF OHIO EDISON COMPANY PURSUANT TO THIS        R.E. BURGER PLANT
PROVISION SHALL BE LIMITED TO PAYMENT FOR SERVICES           OHIO EDISON COMPANY
SATISFACTORILY AND PROPERLY RENDERED AND IN PROPORTION TO    57246 FERRY LANDING ROAD
THE ACTUAL WORK PERFORMED BY THE CONTRACTOR.                 SHADYSIDE, OHIO 43947

                 CORPORATE STANDING ORDER                    MILES PLANT
          OHIO EDISON/PENNSYLVANIA POWER COMPANY             OHIO EDISON COMPANY
                     VARIOUS LOCATIONS                       1047 BELMONT AVENUE
            JUNE 15, 1998 THROUGH JUNE 14, 2001              NILES, OHIO 44446

                                                             EDGEWATER PLANT
PER DIEM CHARGES AND MILEAGE CHARGES ARE ELIMNATED FROM      OHIO EDISON COMPANY
PERSONNEL FROM CANAL FULTON, CANTON, STEUBENVILLE, AND       200 OBERLIN AVE.
CANTON OHIO LOCATIONS.                                       LORAIN, OH 44052

PER DIEMS AND MILEAGE WILL APPLY FOR INDIVIDUALS FROM        FOR WORK PERFORMED AT PENNSYLVANIA POWER LOCATIONS,
OTHER AREAS WITH PRE-APPROVED AUTHORIZATION SIGNED BY THE    INVOICES SHALL BE FORWARDED IN DUPLICATE AND
OHIO EDISON/PENNSYLVANIA POWER COMPANY CONTRACT              ADDRESSED TO PENNSYLVANIA POWER COMPANY AND MAILED TO
COORDINATOR.                                                 THE LOCATION THAT WORK WAS PERFORMED.  INVOICES ARE
                                                             TO CONTAIN THE DATE THE WORK WAS PERFORMED, JOB NAME,
THESE CHARGES WILL ONLY APPLY FOR LARGE PROJECTS AS          NAME OF REQUESTOR, AND PURHCASE ORDER NUMBER:
DEFINED BY JOBS REQUIRING MORE THAN 15 PEOPLE AND FROM       S2159689
INDIVIDUALS REQUIRED FROM OUTSIDE THE DEFINED AREAS.
                                                             PLANT CONTACTS
FOR LARGE PROJECTS REQUIRING OVERNIGHT STAYS, PER DIEM AND
MILEAGE WILL APPLY FOR INDIVIDUALS FROM CANAL FULTON,        BRUCE MANSFIELD PLANT
CANTON, AND WARREN, OHIO ONLY AS PRE-AUTHORIZED BY OHIO      PLANT CONTACT:
EDISON/PENNSYLVANIA POWER COMPANY CONTRACT COORDINATOR, OR   DON SWIGER
DESIGNATED REPRESENTATIVE.                                   (724) 643-5000 EXTENSION 2257

CONTRACTOR TO FURNISH NECESSARY SUPERVISION, LABOR, TOOLS,   W.H. SAMMIS PLANT
MISCELLANEOUS MATERIALS AND EQUIPMENT AS SPECIFIED FOR       PLANT CONTACTS:
PROVIDING INDUSTRIAL POWER WASHING SERVICES AS PRIMARY       MARV MCINTOSH -     OPERATIONS SUPERVISOR
CONTRACTOR AND PRIMARY VACUUM SERVICES FOR A THREE (3)                           UNITS 5-7
YEAR PERIOD WITH TWO (2), ONE (1) YEAR RENEWAL OPTIONS, AS   (740) 537-6415
REQUIRED FOR THE SPECIFIED PLANTS IN THE OHIO
EDISON/PENNSYLVANIA POWER SYSTEM.                            DON PYTASH -        OPERATIONS SUPERVISOR
                                    UNITS 1-4
BILLING INSTRUCTIONS                                         (740) 537-6307

FOR WORK PERFORMED AT OHIO EDISON LOCATIONS, INVOICES        MILES PLANT
SHALL BE FORWARDED                                           DAN ROGATO -        MAINTENANCE SUPERVISOR
                                                             (216) 652-430       EXTENSION 7320

                                                             NEW CASTLE PLANT
                                                             CHUCK FERRELL -     DIRECTOR, MAINTENANCE
                                                             (724) 535-1814
                (CONTINUED ON NEXT COLUMN)
                                                             BURGER PLANT
                                                             HUGH BULLOCK -      OPERATIONS SUPERVISOR
                                                             (740) 671-2900      EXTENSION 2903

                                                                          CONTINUED ON NEXT PAGE

                                                                                [*] - Confidential Treatment Requested

                                            PURCHASE ORDER                            Purchase Order No. S 2 159689
                                Ohio Edison/Pennsylvania Power Company                Date:  06/11/1998
                                            76 S. Main. St.                           Page:  3
                                            Akron, OH 44308
__________________________________________________________________________________________________________________________
                                                             OPERATOR
EDGEWATER PLANT                                                STRAIGHT TIME              $[*]/HR
                                                               OVERTIME/WEEKEND           $[*]/HR
PLANT CONTACT:                                                 HOLIDAY                    $[*]/HR
BOB ARMBURGER -      DIR. PROD. & MTCE.
(440) 246-7023
                                                             TECHNICIAN
ALL COMMERCIAL QUESTIONS SHALL BE DIRECTED TO:  DEBORAH A.     STRAIGHT TIME              $[*]/HR
INKS                                                           OVERTIME/WEEKEND           $[*]/HR
                                                               HOLIDAY                    $[*]/HR
ALL SITE-RELATED QUESTIONS SHALL BE DIRECTED TO THE          SHUTDOWN SUPERVISOR*
IDENTIFIED PLANT                                               STRAIGHT TIME              $[*]/HR
                                                               OVERTIME/WEEKEND           $[*]/HR
INFORMATION REQUIRED                                           HOLIDAY                    $[*]/HR
____________________
                                                             *SHUTDOWN SUPERVISOR WILL BE USED ONLY FOR LARGE
1.  RESUMES OF KEY ON-SITE PERSONNEL, THEIR TITLE,           TURNAROUNDS WITH THE PRIOR AUTHORIZATION OF FIRST
RESPONSIBILITIES AND AUTHORITY.                              ENERGY CORPORATION.

2.  SAFETY AND INDUSTRIAL HEALTH PROCEDURES AND QUALITY      HYDROBLAST SERVICES
                                                             ___________________
CONTROL PROCEDURES.                                          EQUIPMENT RATES:
                                                             WATERBLASTER, MODEL 10-150    $[*]/HR
3.  INSURANCE CERTIFICATES AS REQUIRED BY CONTRACT.          WATERBLASTER, MODEL 10-250    $[*]/HR
                                                             WATERBLASTER, MODEL 20-250    $[*]/HR
4.  CONTRACT DOCUMENT AS SHOWN ON THIS REQUEST FOR           SUPER PUMPER (10,000 P.S.I.,
PROPOSAL FORM.                                               500 G.P.M.)                   $[*]/HR
                                                             PRESSURE WASHER               $[*]/HR
WORK SHALL BE PERFORMED IN ACCORDANCE WITH THE CONTRACT      UHP DIESEL UNIT               $[*]/HR
AND SPECIFICATIONS DOCUMENT WHICH INCLUDES:
                                                             PERSONNEL RATES:
EXHIBIT A - SPECIFICATIONS -GENERAL PROVISIONS               WB SUPERVISOR
EXHIBIT B - SCHEDULE OF COMPENSATION                           STRAIGHT TIME               $[*]/HR
EXHIBIT B1 - JOB SUPPLIES                                      OVERTIME/WEEKEND            $[*]/HR
EXHIBIT C - SPECIAL CONDITIONS                                 HOLIDAY                     $[*]/HR
EXHIBIT D- CONTRACT DOCUMENT
                                                             WB/OPERATOR
                                                               STRAIGHT TIME               $[*]/HR
PRICING ON SCHEDULE OF COMPENSATION IS ALL INCLUSIVE AND       OVERTIME/WEEKEND            $[*]/HR
REPRESENTS RATES WHICH REIMBURSE CONTRACTOR IN FULL FOR        HOLIDAY                     $[*]/HR
SERVICES REQUIRED BY THE CONTRACT.  NO OTHER COMPENSATION
IS DUE, EXCEPT ON THE BASIS OF THE UNIT PRICES ON THE        WB/UHP TECHNICIAN
SCHEDULE MULTIPLIED BY THE UNITS FURNISHED.                    STRAIGHT TIME               $[*]/HR
                                                               OVERTIME/WEEKEND            $[*]/HR
RATES:                                                         HOLIDAY                     $[*]/HR
______

VACUUM SERVICES                                              UHP SUPERVISOR
_______________                                                STRAIGHT TIME               $[*]/HR
EQUIPMENT RATES:                                               OVERTIME/WEEKEND            $[*]/HR
VAC TRUCK (16 CU. YD., 16" HG) $[*]/HR                        HOLIDAY                      $[*]/HR
VAC TRUCK (16 CU. YD., 27" HG) $[*]/HR
VAC TRUCK (LIQUID, 80 BBL)     $[*]/HR                      RATES AS PROPOSED BY VALLEY SYSTEMS DURING CONTRACT
FLUSH TRUCK                    $[*]/HR                      MEETING INTERVIEW 4/23/98, BY RON MARSHALL
COMBINATION VAC/WASH TRUCK     $[*]/HR
                                                            TRUCK MOUNTED HOT WATER PRESSURE WASHER (FOR AIR
                                                            HEATER BASKET, EXTERNAL BOILER WASH CLEANING)
PERSONNEL RATES
_______________                                             A.  HOT WATER PRESSURE WASHER WITH
SUPERVISOR                                                      OPERATOR                   $[*]/HR
  STARIGHT TIME                $[*]/HR                      B.  AIR WATER BASKET CLEANING SYSTEM INCLUDES:
  OVERTIME/WEEKEND             $[*]/HR
  HOLIDAY                      $[*]/HR
                                                             CONTINUED ON NEXT PAGE

                  (CONTINUED NEXT COLUMN)

                                                                                [*] - Confidential Treatment Requested

                                            PURCHASE ORDER                            Purchase Order No. S 2 159689
                                Ohio Edison/Pennsylvania Power Company                Date:  06/11/1998
                                            76 S. Main. St.                           Page:  4
                                            Akron, OH 44308


1.  "MEGABLASTGER" WATER BLASTER, MAX. CAPACITY OF 495      CONTRACTOR TO SIGN LAST PAGE OF BOTH CONTRACT AND
GPM @ 5000 PSI AND HIGH PRESSURE HOSE (TYPICALLY 4200 PSI   SPECIFICATIONS DOCUMENT.  RETURN THE OHIO EDISON COMPANY
IS USED FOR BASKETS.)                                       WITH THE SIGNED PURCHASE ORDER FOR OHIO EDISON/PENNSYLVANIA
                                                            POWER COMPANY RECORDS.
2.  TWO (2) TROLLEY MOUNTED, COMPUTER CONTROLLED NOZZLE
SYSTEMS TO PERMIT SIMULTANEOUS CLEANING OF TWO AIR          IN JANUARY 1999 THE PURCHASE ORDERS LISTED BELOW WILL BE
PREHEATER BASKETS.                                          COMBINED INTO ONE PURCHASE ORDER.  AT THAT TIME A NEW
                                                            PURCHASE ORDER WILL BE ISSUED TO COVER BOTH ORDERS.
SYSTEM AS DESCRIBED IN 1 AND 2, WITH OPERATOR
                                                            S2159689 - OHIO EDISON AND PENNSYLVANIA POWER SITES
                                    $[*]/HR
                                                            S085582098- CLEVELAND ELECTRIC ILLUMINATING COMPANY AND
AVERAGE CREW SIZE:  (INCLUDING OPERATOR) TO CLEAN (2) AIR   TOLEDO EDISON.
HEATER BASKETS SIMULTANEOUSLY:  4 PERSONNEL

                 (CONTINUED NEXT COLUMN)


  ITEM     QUANTITY        UNIT                   DESCRIPTION                NEED DATE/    UNIT PRICE        PROMISED
                                                                              ITEM I.D.                   DELIVERY DATE
  0001         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL WATER   2 0 00
                                     BLASTING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     W.H. SAMMIS PLANT
  0002         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL         2 0 00
                                     VACUUMING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     W.H. SAMMIS PLANT
  0003         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL WATER   1 0 00
                                     BLASTING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     BRUCE MANSFIELD PLANT
  0004         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL         1 0 00
                                     VACUUMING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     BRUCE MANSFIELD PLANT
  0005         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL WATER   2 0 00
                                     BLASTING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     NILES PLANT


  0006         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL         2 0 00
                                     VACUUMING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     NILES PLANT
  0007         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL WATER   2 0 00
                                     BLASTING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     R. E. BURGER PLANT
  0008         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL         2 0 00
                                     VACUUMING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     R. E. BURGER PLANT

  0009         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL WATER   2 0 00
                                     BLASTING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     EDGEWATER PLANT
  0010         1           $SR       FURNISH ALL LABOR, SUPERVISION,         05/01/1999   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL         2 0 00
                                     VACUUMING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     EDGEWATER PLANT
  0011         1           $SR       FURNISH ALL LABOR, SUPERVISION,         06/15/1998   $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL         1 0 00
                                     VACUUMING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     NEW CASTLE PLANT
  0012         1           $SR       FURNISH ALL LABOR, SUPERVISION,         6/15/1998    $0.00
                                     TOOLS, MATERIAL, JOB SUPPLIES, AND
                                     EQUIPMENT TO PERFORM INDUSTRIAL WATER   1 0 00
                                     BLASTING SERVICES AS PRIMARY
                                     CONTRACTOR AT:

                                     NEW CASTLE PLANT

                                     **********TAX NOTICES**********

                                     PENNSYLVANIA SALES & USE TAX
                                     REGULATIONS

                                     * PENNSYLVANIA  POWER  COMPANY IS HOLDER OF
                                       DIRECT   PAYMENT   PERMIT   NUMBER   0128
                                       AUTHORIZING   THE  PURCHASE  OF  TANGIBLE
                                       PERSONAL  PROPERTY AND  SERVICES  WITHOUT
                                       PAYMENT OF THE PENNSYLVANIA SALES AND USE
                                       TAX AT THE TIME OF PURCHASE.

                                     * PENNSYLVANIA   POWER  COMPANY   MAINTAINS
                                       ADEQUATE  RECORDS  OF ALL  PURCHASES  AND
                                       PAYS ANY  APPLICABLE  TAX DIRECTLY TO THE
                                       PENNSYLVANIA DEPARTMENT OF REVENUE.

                                     * PENNSYLVANIA  DIRECT  PAYMENT  PERMITS DO
                                       NOT APPLY TO CONSTRUCTION CONTRACTS UNDER
                                       WHICH A CONTRACTOR  IS  CONSIDERED  TO BE
                                       THE  CONSUMER  AND  LIABLE FOR THE TAX ON
                                       MATERIALS  INCORPORATED INTO THE PROPERTY
                                       OF PENNSYLVANIA POWER COMPANY.

                                     * PENNSYLVANIA    SALES    AND    USE   TAX
                                       REGULATIONS  SECTIONS 31.11 THROUGH 31.16
                                       PROVIDE   FOR   TAX-EXEMPT   PURCHASE  OF
                                       MATERIALS  BY  A  CONTRACTOR   FOR  THOSE
                                       MATERIALS THAT WILL BE INCORPORATED  INTO
                                       AND  BECOME  A PART  OF THE  PROPERTY  OF
                                       PENNSYLVANIA  POWER COMPANY.  IN ORDER TO
                                       QUALIFY,  THE  PROPERTY  MUST BE DIRECTLY
                                       USED  IN  THE  RENDITION  OF  THE  PUBLIC
                                       UTILITY SERVICE.

                                     * CONTRACT BIDS SHOULD BE SUBMITTED
                                       ACCORDINGLY.

                                     * THE  SUCCESFUL  BIDDER  WILL BE  ISSUED A
                                       PROPERTLY EXECUTED  "CERTIFICATION"  FORM
                                       UPON   REQUEST   TO   PERMIT   TAX-EXEMPT
                                       PURCHASE OF QUALIFYING MATERIALS.

                                     * SUCH REQUESTS AND ANY QUESTIONS AS
                                       TO THE APPLICATION SHOULD BE
                                       SUBMITTED TO EUGENE J. SITARZ,
                                       DIRECTOR, TAX PLANNING &
                                       COMPLIANCE, OHIO EDISON COMPANY, 76
                                       S. MAIN STREET, AKRON, OH  44308,
                                       PHONE NUMBER: (330) 384-5256

                                     ****BUSINESS PRIVILEGE TAXES****

                                     SERVICES PERFORMED ON-SITE AT THE D.
                                     BRUCE MANSFIELD PLANT IN
                                     SHIPPINGPORT, PA MAY BE SUBJECT TO A
                                     BUSINESS PRIVILEGE TAX BY THE
                                     SOUTHSIDE AREA SCHOOL DISTRICT.

                                     CONTRACTOR SHALL INFORM OWNER OF ITS INTENT
                                     TO PAY ANY BUSINESS  PRIVILEGE TAXES TWENTY
                                     (20)  WORKING DAYS PRIOR TO MAKING ANY SUCH
                                     PAYMENT.  SHOULD  CONTRACTOR  MAKE  PAYMENT
                                     WITHOUT NOTIFYING OWNER, NO PAYMENT WILL BE
                                     MADE BY OWNER.

                                     *****CONTRACTOR INSURANCE*****

                                     * CONTRACTOR SHALL FURNISH, PRIOR TO
                                       STARTING WORK AND THROUGHOUT THE
                                       DURATION OF THE WORK:

                                       *   CERTIFICATE(S) OF PREMIUM
                                           PAYMENT (OR WRITTEN EVIDENCE
                                           THEREOF) OR

                                       *   A CERTIFICATE OF EMPLOYER'S
                                           RIGHT TO PAY COMPENSATION
                                           DIRECT FOR WORKERS'
                                           COMPENSATION IN THE STATE OF
                                           OHIO, AND

                                     * ONE (1) OF THE FOLLOWING:

                                         * A CURRENT CERTIFICATE OF
                                           INSURANCE FROM THE PENNSYLVANIA
                                           STATE WORKMEN'S INSURANCE FUND;
                                           OR

                                         * SELF-INSURANCE AUTHORIZATION
                                           ISSUED BY THE COMMONWEALTH OF
                                           PENNSYLVANIA, DEPARTMENT OF
                                           LABOR AND INDUSTRY, OR

                                         * A CERTIFICATE OF INSURANCE FROM
                                           AN APPROVED INSURANCE COMPANY
                                           INSURING THE WORKERS'
                                           COMPENSATION EXPOSURE.

                                     SUPPLEMENTAL TERMS TO CONTRACT

                                     *   THESE SUPPLEMENTAL TERMS AS
                                         LISTED ABOVE, AND INCLUDING THOSE
                                         CONTAINED IN THE ATTACHED TERMS
                                         AND CONDITIONS, ARE INCORPORATED
                                         AS PART OF THE CONTRACT HEREIN
                                         AND SHALL REPRESENT THE SOLE AND
                                         ONLY GOVERNING TERMS OF THIS
                                         CONTRACT.

                                     *   WHERE  CONFLICTS ARISE BETWEEN THE OHIO
                                         EDISON/  PENNSYLVANIA  POWER  TERMS AND
                                         CONDITIONS, FORM X-798 (10/94) ATTACHED
                                         HERETO AND THESE  SUPPLEMENTAL TERMS AS
                                         DESCRIBED  ABOVE,   THESE  SUPPLEMENTAL
                                         TERMS SHALL TAKE PRECEDENCE.

                                     *   WHERE   CONFLICTS   ARISE  BETWEEN  THE
                                         SUPPLEMENTAL  TERMS AS LISTED ABOVE AND
                                         THE SUPPLEMENTAL TERMS CONTAINED IN THE
                                         ATTACHED  TERMS  AND  CONDITIONS,   THE
                                         SUPPLEMENTAL  TERMS  ABOVE  SHALL  TAKE
                                         PRECEDENCE OVER THOSE ATTACHED.

                                     *   ANY OTHER TERMS, WHETHER EXPRESS
                                         OR IMPLIED, NOT REFERENCED TO OR
                                         NOT STATED HEREIN, INCLUDING
                                         THOSE WHICH MAY BE PREPRINTED ON
                                         THE REVERSE SIDE OF THE
                                         CONTRACTOR'S PROPOSAL FORMS OR
                                         SUBSEQUENT ORDER ACKNOWLEDGEMENT,
                                         ARE EXPRESSLY EXCLUDED FROM THIS
                                         CONTRACT & SHALL BE NULL & VOID
                                         WITH RESPECT TO THE PERFORMANCE
                                         OF THIS CONTRACT.

                                     NOTE:   CONTRACTOR TO EXECUTE BOTH
                                             ORIGINAL AND PURCHASING DEPT.
                                             COPIES PER BELOW AND RETURN
                                             THE PURCHASING DEPT. COPY TO:

                                             OHIO EDISON COMPANY
                                             76 SOUTH MAIN STREET
                                             AKRON, OH  44308

                                     ATTN:  PURCHASING AND MATERIALS
                                     DEPARTMENT

                                     CONTRACTOR TO RETAIN THE ORIGINAL
                                     COPY FOR CONTRACTOR'S RECORDS.

                                     CONTRACTOR   ACKNOWLEDGES  RECEIPT  OF  AND
                                     AGREEMENT  TO THIS  WRITING  AND THE  TERMS
                                     CONTAINED  HEREIN AND IN THE ATTACHED TERMS
                                     AND CONDITIONS:

                                     VALLEY SYSTEMS, INC.


                                     _____________________           __________
                                     (SIGNATURE)                     (DATE)

                                     MGR-TECHNICAL SERVICES
                                     ______________________
                                     (Title)

                                     SIGNED AS STATED BELOW

                                     *

                                     BY:________________________________
                                        MANAGER, PURCHASING AND
                                        MATERIALS MANAGEMENT DEPT.


                                                 NOTE TO VENDOR

                                     OUR RECORDS REFLECT THE FOLLOWING
                                     INFORMATION ABOUT YOUR COMPANY:

                                     STANDARD INDUSTRIAL CLASSIFICATION:

                                     4959 SANITARY SERVICES

                                     COMPANY SIZE AND OWNERSHIP:

                                          3 MEDIUM BUSINESS

                                          x COMPANY'S OWNERSHIP IS UNKNOWN

                                          SDBP/SIC DATA

                                     IF  THE  ABOVE  INFORMATION  IS  INCORRECT,
                                     PLEASE COMPLETE THE FOLLOWING AND RETURN IT
                                     TO THE  BUYER  LISTED  AT THE  TOP OF  THIS
                                     PAGE.


                                     CHECK ONE:



                                     _______ SMALL BUSINESS
                                     (500 OR LESS EMPLOYEES)

                                     _______ LARGE BUSINESS
                                     (500 OR MORE EMPLOYEES)


                                     CHECK ALL THAT APPLY:


                                     (FOR COMPANIES AT LEAST 51% OWNED BY
                                     GROUP LISTED BELOW)

                                      ______ WOMEN

                                      ______ PERSONS WITH DISABILITIES

                                      ______ MINORITY

                                      ______ CAUCASIAN

                                      MINORITY GROUP:

                                      ______ ASIAN PACIFIC AMERICAN

                                      ______ NATIVE AMERICAN (INDIAN)

                                      ______ BLACK AMERICAN

                                      ______ HISPANIC AMERICAN

                                      ______ OTHER

                                     ---------------------------------------

                                     REVISED PRIMARY STANDARD INDUSTRIAL
                                     CLASSIFICATION:____________

                                     NOTE:  IF YOU ARE NOT FAMILIAR WITH
                                     YOUR STANDARD INDUSTRIAL
                                     CLASSIFICATION (SIC), CALL THE
                                     FOLLOWING GOVERNMENT AGENCY:



                                     OFFICE OF MANAGEMENT AND BUDGET
                                     TECHNICAL COMMITTEE ON INDUSTRIAL
                                     CLASSIFICATION AT (202) 395-3080.



                                             END OF PURCHASE ORDER

                         OHIO EDISON/PENNSYLVANIA POWER
                              TERMS AND CONDITIONS

Please acknowledge receipt of this order immediately and advise of any circumstance or event delaying or preventing performance in accordance with this order.

Purchase is expressly made conditional upon Vendor's acceptance of the terms and conditions herein, which shall constitute the complete and final agreement between the parties, superseding all other agreements written or oral. These terms and conditions may not be modified hereafter except by written agreement of Purchaser. Products received by Purchaser from Vendor shall be deemed to be delivered only upon these terms and conditions.

Purchaser shall not be bound by the terms of any confirmation form, acceptance invoice, bill of lading or other document which purports to vary any of the terms hereof.

                                                    CONDITIONS

1.   Billing and Payment         Vendor must submit invoices in a form acceptable to Purchaser.  Invoices covering shipments are to be accompanied by original and duplicate railroad bills of lading or express receipts for shipments.  Purchaser will pay by voucher.  Drafts will not be honored.
2.  Extra Charges                Vendor will make no extra charge for packing, reels or cartage unless authorized to do so in this order.
3.  Transportation  Charges      (a) Transportation  charges must be prepaid by Vendor when price is F.O.B.
                                 destination.  (b) Vendor must pay transportation charges both ways on rejected material and/or equipment.  (c) Any Parcel Post shipments are to be made at the risk of Vendor.
4.  Risk of Loss                 Risk of Loss  passes to Purchaser only  upon delivery  to  Purchaser  or to  the
                                 F.O.B. destination  point on the face of the Purchase Order.
5.  Inspection and Tests         Vendor  shall  not  be  relieved of its  responsibility for performance in accordance with specifications by reason of Purchaser's  or Vendor's conducting or witnessing tests or factory
                                 inspection  of material  and/or  equipment   covered  by  this  order.
6.   Warranty                    Vendor warrants that the materials and/or equipment furnished under this order shall be free from defects of title, shall be of the kind and quality described in the specifications, shall be free of any defect in design, workmanship and material, and shall be fit for the ordinary purposes for which such materials and/or equipment are used, and that services, materials and/or equipment are produced and/or supplied in compliance with the law.
7.   Indemnification             INDEMNITY FOR EXPENSES.  Vendor, for itself, its successors, assigns and subcontractors, agrees to pay, indemnify and save Purchaser, its successors and assigns, harmless from and against any and all court costs and litigation expenses, including legal fees, incurred or related to the defense of any action asserted by any person or persons for bodily injuries, death or property damage arising or in any manner growing out of the work performed or to be performed under this contract.  INDEMNITY FOR DAMAGES.  Vendor, for itself, its successors, assigns and subcontractors, agrees to pay, indemnify and save Purchaser, its successors and assigns, harmless from and against any and all claims, demands, damages, actions or causes of action, together with any and all losses, in connection therewith or related thereto, asserted by any person or persons for bodily injuries, death or property damage arising or in any manner growing out of the work performed or to be performed under this contract, unless initiated or proximately caused by or resulting from the sole negligence of Purchaser.
                                 INDEMNITY OF PENALTIES.  Vendor for itself, its successors, assigns and subcontractors, agrees to pay, indemnify and hold Purchaser, its successors and assigns, harmless against all fines, penalties, costs or losses incurred for or by reason of the violation by vendor or subcontractor in the performance of this contract, of any ordinance, regulation, rule or law of the United States or any political subdivision or duly constituted public authority.  WAIVER OF IMMUNITY.
                                 Vendor, for itself, its successors, assigns and subcontractors, does hereby waive, as a complying employer, any immunity provided for under the provisions of the Constitution or Statutes of the State of Ohio pertaining to Workers'
                                 Compensation (and expressly agrees to waive any provision of The Pennsylvania
                                 Workmen's Compensation Act, including Section 303(b), whereby Vendor could preclude its joinder as an additional defendant, or avoid liability for damages, contribution or indemnity in any action at law, or otherwise where Vendor's or its subcontractor's employee or employees, heirs, assigns or anyone otherwise entitled to receive damages by reason of injury or death brings an action at law against Purchaser).  Without limiting the foregoing, the Vendor at the request of
                                 Purchaser agrees to defend at the Vendor's expense with counsel acceptable to
                                 Purchaser any suit or proceeding brought against Purchaser due to or arising out of the work performed by Vendor.  INDEMNITY OF PATENTS.  Vendor agrees to indemnify and hold harmless the Purchaser from any loss or expenses arising out of the use of any patented materials, machinery, devices, equipment or processes furnished or used by Vendor or its suppliers in the materials and equipment furnished, and incurred in connection with any claim that any act of Vendor or its suppliers that constitutes infringement of any patent.  The Vendor agrees to defend any suits brought or proceedings begun against Purchaser at the Vendor's expense with Counsel acceptable to Purchaser.  Purchaser shall provide information as may be reasonably necessary to enable the Vendor to defend such suits.


8.   Set-Off                     Purchaser  shall  be  entitled  at all times to set-off  any amount  owing from Vendor
                                 to  Purchaser  or any  affiliate  of  Purchaser against   any  amount   payable  by   Purchaser
                                 hereunder,  and in no event shall  Purchaser be  liable for interest.
9.   Special  Contract  Terms    If provisions of any written  contract  separately entered into between Vendor and Purchaser
     Prevailing                  are inconsistent with  these conditions, the inconsistent provisions of the written contract shall prevail over these conditions.
10.  Compliance with Law         Vendor (Contractor) shall comply, with all Federal, State and Local Laws and regulations governing labor or employee relations, including but not limited to
                                 Sections 6, 7, 12 and 14 of the Fair Labor Standards Act, as amended.  When appropriate the following affirmative action clauses are incorporated herein by reference; the handicapped clause in 48 CFR 52.222-36, the disabled veterans and veterans of the Vietnam Era in 48 CFR 52.222-35, and the utilization of Small
                                 Business and Small Disadvantaged Business in 48 CFR 52.219-9.  If applicable to the performance of this contract, the vendor will comply with all provisions of
                                 Executive Order 11246 of September 24, 1965 and with all rules, regulations, and relevant orders of the Secretary of Labor promulgated with regard to said Order.
                                 Further, all provisions of such Order which are mandatory for inclusion in this contract are specifically incorporated herein by reference as if fully stated
                                 herein.
11.  Termination                 Purchaser may terminate the Purchase Order at any time, in which event if there has not been a breach by Vendor it may pay to Vendor the proportionate part of the purchase price representing goods previously delivered and accepted.
                                 Acceptance of any portion of the goods ordered shall not bind Purchaser to accept any future shipment nor deprive Purchaser of the right to revoke acceptance and return previously delivered goods, nor waive its right to reject future deliveries.  Vendor shall have no right to substitute for returned or rejected goods without Purchaser's written instructions and agreement.  Purchaser shall not be liable for any consequential or incidental damages or the loss of any claims for anticipated profits on the unfinished or unshipped portion of goods.
                                 Purchaser  expressly  reserves  all  rights and
                                 remedies entitled to it under law or in equity.
12.  Non-waiver                  Vendor  agrees  that the failure of Purchaser  to insist or enforce in any instance strict  performance  of any of the terms hereof or to exercise  any of its rights  herein shall not be construed as a waiver or  relinquishment to any  extent of its  rights to assert or rely upon such terms on any future occasion.
13.  MSDS Compliance             Material Safety Data Sheet in compliance with OSHA Hazard Communication Standards
                                 29 CFR 1910.1200, ET. SEQ., as amended, must be on file with or furnished to
                                 Purchaser prior to and with the initial shipment under this order and the first shipment after a MSDS update.  This order number must be referenced when sending
                                 MSDS.  The lack of submittal or completed MSDS documentation may be cause to delay payment of any invoice resulting from this transaction.  Vendor
                                 (Contractor) agrees to comply with OSHA Hazard Communication Standards 29 CFR
                                 1910.1200,   ET.  SEQ.,  as  amended,   and  to
                                 indemnify  Purchaser  of  violations  of  these
                                 regulations.


                                NOTICE TO VENDORS

Direct Payment Permit Numbers authorizing purchase of tangible personal property without payment of the tax at the time of purchase, have been issued to the Purchaser. The Permit Number for Ohio is 98001123. The Permit number for Pennsylvania is 128. Purchaser agrees to maintain adequate records of all purchases and pay tax on the taxable items directly to the Treasurer of each respective State. In Ohio, Direct Payment Permits do not apply to construction contracts under which the contractor is considered to be the consumer and liable for the tax on materials incorporated into a structure or improvement as provided in Section 5739.01(B) Ohio Revised Code.